                                                                       Exhibit 1


                             JOINT FILING AGREEMENT
                            ------------------------


     The Joint Filing Agreement (the "Agreement") is made and entered into as of the 18th of July, 2000, by and among the undersigned parties.

     In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of U.S. Vision, Inc., a Delaware corporation, hereby appoint Dennis J. Shaughnessy as the person authorized to receive notices with respect to such filing, and further agree that this Agreement be included as an exhibit to such joint filing (including amendments thereto). Each of the persons named below acknowledges that the information contained in the Statement on Schedule 13D (including any amendments thereto) respecting such person is complete and accurate in all material respects and that such person does not know and has no reason to believe that the information respecting any other person named below is inaccurate.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                               GROTECH CAPITAL GROUP, INC.


July 18, 2000                  BY:  /S/  Dennis J. Shaughnessy
                               --------------------------
                                    Dennis J. Shaughnessy
                                    Managing Director



                              GROTECH CAPITAL GROUP IV, LLC


July 18, 2000                 BY:  /S/  Dennis J. Shaughnessy
                                   --------------------------
                                   Dennis J. Shaughnessy
                                   Managing Director

                              GROTECH PARTNERS III, L.P.
                              By Grotech Capital Group, Inc., its general partner


July 18, 2000                 BY:  /S/  Dennis J. Shaughnessy
                                   --------------------------
                                   Dennis J. Shaughnessy
                                   Managing Director





                              GROTECH III COMPANION FUND, L.P.
                              BY:  Grotech Capital Group, Inc., its general
                              partner



July 18, 2000                 BY:  /S/  Dennis J. Shaughnessy
                                   --------------------------
                                   Dennis J. Shaughnessy
                                   Managing Director




                              GROTECH III PENNSYLVANIA FUND, L.P.
                              BY:  Grotech Capital Group, Inc., its general
                              partner


July 18, 2000                 BY:  /S/  Dennis J. Shaughnessy
                                   --------------------------
                                   Dennis J. Shaughnessy
                                   Managing Director

                              GROTECH PARTNERS IV, L.P.
                              BY: Grotech Capital Group IV, LLC, its general partner


July 18, 2000                 BY:  /S/  Dennis J. Shaughnessy
                                   --------------------------
                                   Dennis J. Shaughnessy
                                   Managing Director




                              STOLBERG PARTNERS, L.P.
                              BY:  SGMS, L.P., its general partner
                                 BY:  Stolberg Meehan and Scano Inc.,
                                      its general partner


July 18, 2000                 BY:  /S/  E. Theodore Stolberg
                                   -------------------------
                                   E. Theodore Stolberg





                              CONSTITUTION PARTNERS I, L.P.
                              BY:  RKM Investment Company, its general partner


July 18, 2000                 BY:  /S/  Richard K. McDonald
                                   ------------------------
                                   Richard K. McDonald
                                   Managing Partner

                              M&M GENERAL PARTNERSHIP


July 18, 2000                 BY:  /S/  Richard K. McDonald
                                   ------------------------
                                   Richard K. McDonald
                                   Managing Partner


July 18, 2000                 /S/  Richard K. McDonald
                              ------------------------
                              Richard K. McDonald




                              RKM INVESTMENT COMPANY


July 18, 2000                 BY:  /S/  Richard K. McDonald
                                   ------------------------
                                   Richard K. McDonald
                                   Managing Partner